UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04519

T. Rowe Price Capital Appreciation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Report to Shareholders

Capital Appreciation Fund	December 31, 2018

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE CAPITAL APPRECIATION FUND

HIGHLIGHTS

■	The year 2018 was the first year since 2008 in which the S&P 500 Index generated negative returns—despite strong U.S. economic growth that helped to generate more than 20% earnings per share (EPS) growth in the S&P 500.

■	Your fund generated a 0.62% absolute return relative to the S&P 500’s -4.4% return. The fund outperformed the market on a risk-adjusted basis over this period. The return capture was positive, and we took on only 57% of the market’s risk.

■	Panic selling in the fourth quarter prompted us to move to a slight overweight on our equity positioning for the first time in many years. What holds us back from being more aggressively positioned is that the U.S. economy is late in the cycle; stock valuations are below average but not at 2011 or 2009 levels; and sentiment is pessimistic, but not at an extreme yet.

■	We do not know with certainty whether we will have a recession in 2019 or 2020. What we do know is that on Christmas Eve (when we went overweight), the risk-adjusted returns for the market looked good, intermediate-term expected returns for the S&P 500 were around 8% to 9%, the downside potential from those levels was reasonable even if we had a recession, and sentiment was negative. If we double dip and go below those levels in 2019 or 2020, you should expect us to add to risk assets along the way, as we have in the past.

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Management’s Discussion of Fund Performance

Fellow Shareholders

In looking back at 2018, it was the first year since 2008 in which the S&P 500 Index generated negative returns. Unfortunately, this weakness was not limited to the S&P 500 or equities in general. The MSCI Europe Index of equities declined more than 14%. The JPMorgan Domestic High Yield Index declined 2.4%. The Bloomberg Barclays U.S. Corporate Investment Grade Index declined 2.5%. U.S. Treasury yields rose over the course of the year, even though they fell sharply from peak levels by year-end. All of this occurred during a period of very strong economic growth in the U.S., helping to generate more than 20% earnings per share (EPS) growth in the S&P 500.

So what happened? Earnings grew by 20%+ and yet the market was down?

What transpired in 2018 was a great example of one of the market inefficiencies we try to take advantage of. Coming into 2018, everything felt great. The benefits of the Trump tax cut and higher U.S. government spending created an environment for strong, above-trend GDP growth and well-above-trend S&P 500 earnings growth. The market either was too short-term-focused and/or extrapolated the current attractive fundamentals for the foreseeable future. As a result, the market put a very high valuation on 2018 expected earnings (close to 18x) coming into the year—despite the fact that the economy was already late in the cycle, the Federal Reserve was raising short-term interest rates, and it was unlikely that these positive fundamentals would continue beyond 2018.

Based on all the work we have done on economies and cycles, there is one simple truth that emerges, and that is that developed economies tend to be mean reverting. Strong economic growth one year tends to mean revert in the following years, and weak economic growth one year tends to mean revert in the following years. Betting that current above- or below-trend growth will continue for the foreseeable future is most often a losing bet but one that the market often implicitly makes. As a result, we were very conservatively positioned in 2018 with a very low-risk equity portfolio, a very large overweight to utilities and health care, and the lowest level of high yield debt in many years. Also, we purchased government debt at the end of 2017 and into early 2018.

So, as we approached the end of 2018, the market finally began to worry about slowing economic growth as the benefits of the tax cut and higher government spending diminish, housing continues to be hurt by higher interest rates, and from the economic slowdown in China. In addition to slowing economic growth, S&P 500 earnings growth was, and is, expected to decelerate materially in 2019 due to lower oil prices, currency exchange rate pressures, slower economic growth, and the lack of a corporate tax cut tailwind.

As a result, the broad market corrected around 20% from its September peak to Christmas Eve. On Christmas Eve, the valuation for the S&P 500 had dropped to below 14x expected 2019 estimates versus 18x coming into the year. Sentiment and expectations had gone from optimistic to pessimistic. High yield and investment-grade credit spreads blew out to levels above long-term averages.

We used this panic selling in the fourth quarter to move to a slight overweight on our equity positioning (versus our long-term average) on Christmas Eve for the first time in many years. We should point out that this is nowhere near as aggressively positioned as we were in late 2008 and early 2009, or in 2011. Three things hold us back from getting too aggressively positioned:

(1) The U.S. economy is late in the cycle.

(2) Stock valuations are below average but not at 2011 or 2009 levels.

(3) Sentiment is pessimistic but not at an extreme yet.

In addition, the market has rebounded strongly since Christmas Eve (as of this writing). If stock prices continue to increase and valuations become less compelling, you should expect for us to lower our risk profile again. We will explore our positioning further in the Portfolio Strategy and Outlook section later in this letter.

We were also very pleased to generate a positive return in 2018 despite negative returns for the S&P 500, high yield bonds, and investment-grade corporate bonds. While it is our goal to generate positive returns over a three-year basis, and not necessarily on a one-year basis, we were still pleased to produce a positive return in 2018.

However, we aim to do better. Despite strong results in 2018, we still made too many unforced process errors. We built too big of a position in GE following the announcement of a new CEO in whom we have a lot of confidence. However, given the risk profile of the company, we should have built a smaller position, initially, and that cost us in 2018. We bought Middleby before meeting with management, and despite some having some reservations about its earnings quality. We also added to automotive supplier stocks too early in the year. In addition, our investment in Aramark proved to be very disappointing for multiple reasons. We hope to learn from these process mistakes and do better in future years. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We will say that we feel very good about our portfolio of both equities and fixed income securities on a multiyear basis. Within our equities, we have invested in a special group of companies—with predominately good business models and end markets, excellent management teams, and a strong capital allocation discipline—that we believe are poised to create shareholder value over the long term. Within fixed income, we feel very positive about our holdings’ ability to withstand either a deceleration in economic growth or even a mild economic downturn. Absolute and risk-adjusted yields on our fixed income holdings strike us as favorable, especially with our higher-quality portfolio bias versus various bond indexes.

While we are very pleased with our results in 2018 and on a multiyear basis, we are very focused on investing for the long term. There inevitably will be a year when we struggle and don’t achieve our short-term goals. Over time, as more of the S&P 500 has come under secular threat, the universe of companies with above-average business models, strong management teams, and great capital allocation at a reasonable price has shrunk. As a result, we have become slightly more concentrated in our holdings (though in predominantly low-risk, lower earnings volatility companies), which does slightly increase the risk of missing our first goal.

However, this strategy increases the odds and the magnitude of the alpha (excess returns) we can generate over the long run. We did an analysis of our returns over time by position size early in 2018 and found that our larger bets, which, by their very nature are higher conviction, generated significantly more alpha than our smaller bets, in which we have less conviction. Taking time to follow, monitor, and model these smaller bets with a much lower level of alpha generation was also taking time away from our higher-conviction ideas. We decided to eliminate many of these small bets in early 2018 and focus the portfolio on higher-conviction ideas. This decision clearly aided our performance in 2018, and we believe it will do so over the long term.

Before we discuss fund performance, I would like to review the three goals of the Capital Appreciation Fund:

(1) Generate strong risk-adjusted returns annually.

(2) Preserve shareholder capital over the intermediate term (i.e., three years).

(3) Generate equity-like returns with less risk than that of the overall market over a full market cycle (i.e., normally five years).

We are pleased to report that the Capital Appreciation Fund generated solid absolute and risk-adjusted returns in 2018 given a tough environment. Your fund generated a 0.62% absolute return relative to the S&P 500’s -4.4% return. (The performance of the Advisor and I Class shares will vary due to different fee structures.)

Your fund outperformed the market on a risk-adjusted basis over this period. The return capture was positive, whereas the S&P 500 generated a negative return, and we took on only 57% of the market’s risk. We arrived at this risk number by comparing the standard deviation of the S&P 500 (17.00) with that of the fund (9.62) for the 12-month period. Standard deviation indicates the volatility of a portfolio’s total return as measured against its mean performance. In general, the higher the standard deviation, the greater the volatility or risk.

Using a more academic measure of the fund’s risk-adjusted return, your fund produced a Sharpe ratio of -0.13 versus -0.37 for the S&P 500. The Sharpe ratio measures how much a portfolio’s return is above or below the risk-free Treasury rate (excess return) per unit of risk (measured by standard deviation). In general, the larger the number, the better the portfolio’s historical risk-adjusted return.

As for our second goal—capital preservation over the intermediate term—your fund generated a 25.63% cumulative return over the last three years.

As for our final goal—equity-like returns with less risk than the market over a full market cycle—your fund generated a 48.66% cumulative return over the last five years versus 50.33% for the S&P 500. Based on annualized returns of 8.25% for your fund versus 8.49% for the S&P 500, your fund generated 97% of the market’s return over the last five years while taking on only 61% of the market’s risk. While market and economic cycles have historically lasted around five years on average, we also tend to think about a full market cycle encompassing at least one ugly return year. While the S&P 500’s return was negative, we would not describe 2018 as an ugly year within a historical context. As your fund is not a pure equity fund, it would be very difficult to match the equity market’s return over any period in which we did not have at least one major equity market correction. Hence, if we extend the analysis to encompass 2008 and measure the last 11 years of fund performance, we would have accomplished this last goal by delivering 113% of the market’s return while taking only 69% of the market’s risk.

In addition, our equities outperformed the S&P 500 by 616 basis points (1.78% versus -4.38%) in 2018. Over the last 3-, 5-, and 10-year periods, our equities outperformed the S&P 500 by an average of 316, 464, and 516 basis points, respectively. While our equities have substantially outperformed the market, our equities have also been less risky (from a beta perspective) than the market. Our fixed income investments underperformed the Bloomberg Barclays U.S. Aggregate Bond Index by 83 basis points (-0.82% versus 0.01%) in 2018. However, they did outperform the high yield and investment-grade corporate bond indexes we mentioned earlier.

For the 1-, 3-, 5-, and 10-year periods ended December 31, 2018, we outperformed our Lipper and Morningstar peers over every period. Over the 5- and 10-year periods, we were in the first percentile of both peer groupings. (Based on cumulative total return, the Capital Appreciation Fund ranked 4 of 489, 7 of 448, 1 of 400, and 3 of 304 funds in the Lipper mixed-asset target allocation growth funds universe for the 1-, 3-, 5-, and 10-year periods ended December 31, 2018, respectively. Results may vary for other periods. Past performance cannot guarantee future results.)

However, let us reiterate that we do not manage your fund to beat these benchmarks. The Capital Appreciation Fund has very different objectives than most of its benchmark peers. It is a unique fund with a clear focus on strong risk-adjusted returns, intermediate-term capital preservation, and long-term capital appreciation that does not neatly fit into any current benchmark.

Within the equity portion of the portfolio, our utilities generated very strong absolute and relative returns. We love utilities over the long term. We regard utilities as the only defensive sector without secular challenges. As we move away from coal and natural gas to more renewable energy sources, such as wind and solar, this is a very powerful positive development—not only for the environment, but for utilities as well. As wind and solar costs have come down and are poised to continue declining, these renewable resources are pushing utilities to shutter coal plants and, to a lesser extent, natural gas plants on purely economic grounds. This creates a virtuous flywheel for consumers (low inflation in customer bills), regulators (generally favorably inclined to renewables), and utilities (accelerates rate base growth, puts downward pressure on costs, and drives faster earnings and dividends-per-share growth). We own a series of utilities that we believe will be able to grow earnings in the 5% to 7% range with dividend yields north of 3%, which should support high-single-digit total returns with very low market and economic risk. We continue to find it illogical that consumer staples stocks—which have more secular risk, more foreign exchange risk, and more earnings volatility—continue to trade at a premium to utilities. Over time, we believe this will change and, as a result, on a long-term basis, we will likely be structurally overweight utilities and underweight consumer staples. This should be a powerful long-term arbitrage opportunity for us to exploit. While all of our utilities outperformed in 2018, American Electric Power, CMS Energy, and Xcel Energy performed best.

We did cut back our utility overweight in the fourth quarter of 2018, as these stocks held up very well while the rest of the market declined. These sales helped fund the purchase of stocks that had come under more pressure. However, we remained overweight utilities and expect that to continue for the foreseeable future.

The health care sector generated the strongest returns at a sector level within the S&P 500 in 2018. Health care was either our largest or second-largest overweight position in your fund (utilities was larger for much of the year), and this contributed to your fund’s positive 2018 return. Within health care, Danaher, Abbott Laboratories, and Thermo Fisher Scientific were outperformers. We have owned Danaher for multiple years, and it has been a solid contributor. However, in 2018, we really started to witness the first signs of a powerful transformation in the company led by the new CEO, Tom Joyce. He has essentially transformed the company from a 2% to 3% organic growth business to a sustainable mid-single-digit grower through a combination of buying faster-growth businesses, as well as investing more aggressively in research and development, sales force expansion, and geographic expansion, to drive faster organic growth while cutting back general and administrative expenses to fund this. We feel very good about our investment in Danaher on a long-term basis. Thermo Fisher Scientific, very much like Danaher, has accelerated its organic growth and lowered its cyclicality through mergers and acquisitions (M&A). CEO Marc Casper has consistently done an excellent job of picking off attractive acquisitions at opportune times, like Pantheon, FEI, and Life Technologies.

We were disappointed in our investments in industrials, such as Middleby, a manufacturer of commercial food service equipment and high-end residential kitchen equipment. We bought it because the valuation and stock price had come down, management had a very good long-term track record on M&A, and, given higher labor costs at restaurants in a tight labor market, we felt that Middleby’s sales would benefit from a movement to substitute equipment for labor. From a process perspective, we made multiple errors that we do not intend to make again. First, we bought the stock without having met management. Assessing the quality of a management team is a very important part of our investment process. Second, earnings quality had deteriorated, with free cash flow conversion to net income dropping below 100%. Third, while capital allocation had been positive over the long run, recent acquisitions in the high-end residential kitchen equipment space had performed poorly. With GE, we started buying the stock right after the announcement that Larry Culp would become CEO. We bought too much too quickly given the risk profile of the company, and this hurt returns in 2018. We believe in GE and its new CEO and consider their aviation and health care businesses to be fundamentally solid. However, the initial position size should have been smaller, and we should have built the position more slowly. Again, we hope to avoid these mistakes in the future.

PORTFOLIO STRATEGY AND OUTLOOK

When we think about the level of risk we should take in the portfolio, we really think about it across two dimensions. First is a bottom-up approach. What is the return we expect to generate from our equity investments over the next four to five years as part of our internal rate of return (IRR) process? What is the expected return we can generate in investment-grade debt and high yield debt without taking too much risk? When those returns are attractive, we have a bias to add to our equity, investment-grade, and/or high yield debt positions. Second is a top-down approach. Where is market sentiment? (We like it negative.) Where are valuations? (For us, the lower the better.) Where are spreads? (Wider is better.) Where are we in the economic cycle? (Earlier is better.) The last component of our analysis is a top-down, intermediate-term returns expectation for S&P 500 returns that assumes a modest recession sometime along the way.

In early 2018, all of those top-down factors were negative, the bottom-up IRRs for our equities were below our long-term averages, and spreads were below normal. If you fast-forward to the end of 2018, three of the four top-down factors were positive, the bottom-up IRRs for our equities were collectively in the double digits, and spreads were above normal.

So why not get even more aggressively positioned? While the market was down in 2018, it was only down 4%. Valuations on Christmas Eve were 13.8x our market estimates for 2019 but nowhere near the multiples at the bottom of the 2011 downturn or the 2008–2009 downturn. In 2011, industrials and modestly cyclical companies like Walt Disney were fully pricing in a recession and had a very positively skewed risk-return trade-off. While industrials were cheap at the end of 2018, they were not fully pricing in a recession. Sentiment went from extremely positive to negative very quickly in the fourth quarter, but not near the levels of 2008–2009 or 2011. Maybe the most important factor is the fact that the U.S. economy is clearly late in the cycle, which means that the risk of a recession is materially higher. Almost all of the significant market declines in the last 30 years have occurred around an economic recession. Our analysis suggests that investing late in a cycle tends to generate modestly below-long-term-average returns one year out.

We do not know with certainty whether we will have a recession in 2019 or 2020, and no one else does either. We have models and analytics that try to handicap this and provide some perspective. What we do know is that at 2,351 for the S&P 500 (the Christmas Eve closing level), the risk-adjusted returns for the market looked good, intermediate-term expected returns for the S&P 500 were around 8% to 9%, the downside potential from those levels was reasonable even if we had a recession, our IRRs looked good, and sentiment was negative. If we double dip and go below those levels in 2019 or 2020, you should expect us to add to risk assets along the way, as we have in the past.

FIXED INCOME COMMENTS

We added to our high yield exposure in the fourth quarter as spreads widened, and we may add more in 2019.

We are positive on our investment-grade bond holdings and could look to add to those in 2019 as well. Spreads have increased in the investment-grade universe partially due to the slowing economic growth, but also due to concerns that multiple investment-grade companies have too much leverage and could be downgraded to below investment grade. The good news is that we don’t believe we own any of those potential downgrade candidates as of now.

There also seems to be a market hysteria about the increase in leverage within the investment-grade universe. The facts don’t support this hysteria. The Bloomberg Barclays U.S. Corporate Investment Grade Index (non-financials) leverage levels at the end of the third quarter of 2018 were 2.2x, only slightly above the long-term average of 2.1x. While the absolute level of corporate debt has increased materially since 2006–2007, so have profits and the cash flows to support that debt. Moreover, as interest rates have declined since that time, interest rate coverage ratios have improved materially. It is a great time to be an investment-grade investor now because the risk associated with a couple of overly leveraged companies in the investment-grade universe has widened the spreads for companies without excessive leverage. Why should the credit spread of a utility or defense contractor widen just because Campbell Soup, AT&T, Altria, and Kraft Heinz have too much debt and could be downgraded? This is illogical and just another inefficiency that we aim to exploit.

IN CLOSING

We would like to thank all the analysts, associate analysts, quantitative analysts, and members our team (Mike Signore, Chen Tian, and Julian Gould) for their assistance in 2018. The long-term success and exceptional risk-adjusted returns of the strategy are truly a team effort.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

Adam Poussard
Associate portfolio manager

January 23, 2019

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Beta: A measure of the market risk of a stock showing how responsive it is to a given market index, such as the S&P 500 Stock Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Allocation–50% to 70% Equity Category Average: Tracks the performance of funds that seek capital appreciation and income by investing in multiple asset classes, including stocks, bonds, and cash. Equity exposures range from 50% to 70%.

Sharpe ratio: A measure of the risk-adjusted return of a portfolio. The Sharpe ratio measures how much a portfolio’s return is above or below the risk-free Treasury rate (excess return) per unit risk (measured by standard deviation). In general, the larger the number, the better the portfolio’s historical risk-adjusted return.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Standard deviation: A measure of risk that indicates the volatility of a portfolio’s total returns as measured against its mean performance. In general, the higher the standard deviation, the greater the volatility or risk.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2018, Bloomberg Index Services Ltd. Used with permission.

Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The index is used with permission. The index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, J.P. Morgan Chase & Co. All rights reserved.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/18
Marsh & McLennan	3.6%
Becton, Dickinson & Company	3.5
PerkinElmer	3.2
Microsoft	3.2
Danaher	3.0
Amazon.com	2.9
Netflix	2.8
Fiserv	2.8
Visa	2.5
Fidelity National Information	2.5
Alphabet	2.5
Thermo Fisher Scientific	2.3
NiSource	2.2
Texas Instruments	2.1
Fortive	2.1
S&P Global	1.9
UnitedHealth Group	1.8
Roper Technologies	1.7
GE	1.6
PNC Financial Services Group	1.6
Yum! Brands	1.5
Facebook	1.4
American Electric Power	1.3
Wells Fargo	1.3
American Tower	1.3
Total	56.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

ENERGY 1.2%		
Oil, Gas & Consumable Fuels 1.2%		
Concho Resources (2)	1,185,700	121,878
Enterprise Products Partners (1)	8,655,164	212,831
Total Energy		334,709
FINANCIALS 7.8%		
Banks 1.4%		
PNC Financial Services Group (1)	3,464,223	405,002
		405,002
Capital Markets 2.9%		
Intercontinental Exchange (1)	3,688,902	277,885
S&P Global	3,294,667	559,896
		837,781
Insurance 3.5%		
Marsh & McLennan	12,721,887	1,014,571
		1,014,571
Total Financials		2,257,354
HEALTH CARE 14.9%		
Health Care Equipment & Supplies 6.4%		
Abbott Laboratories (1)	4,927,320	356,393
Becton Dickinson & Company	2,878,240	648,525
Danaher	8,372,434	863,365
		1,868,283
Health Care Providers & Services 3.0%		
Anthem (1)	1,301,500	341,813
UnitedHealth Group (1)	2,103,808	524,101
		865,914
Life Sciences Tools & Services 5.5%		
PerkinElmer (3)	11,844,980	930,423

Thermo Fisher Scientific (1)	2,957,231	661,799
		1,592,222
Total Health Care		4,326,419
INDUSTRIALS & BUSINESS SERVICES 7.9%		
Commercial Services & Supplies 1.9%		
Republic Services	2,975,612	214,512
Waste Connections	4,636,008	344,223
		558,735
Industrial Conglomerates 3.1%		
GE	61,179,886	463,132
Roper Technologies	1,636,950	436,280
		899,412
Machinery 1.8%		
Fortive	7,711,898	521,787
		521,787
Professional Services 1.1%		
Equifax	3,267,862	304,336
		304,336
Total Industrials & Business Services		2,284,270
INFORMATION TECHNOLOGY 16.7%		
Electronic Equipment, Instruments & Components 1.2%		
TE Connectivity	4,680,734	354,004
		354,004
IT Services 7.8%		
Fidelity National Information Services	6,994,283	717,264
Fiserv (2)	9,833,058	722,631
Mastercard, Class A (1)	553,395	104,398
Visa, Class A (1)	5,542,217	731,240
		2,275,533
Semiconductors & Semiconductor Equipment 3.4%		
Maxim Integrated Products	7,010,389	356,478

PREFERRED STOCKS 1.8%		
FINANCIALS 0.5%		
Banking 0.4%		
JP Morgan Chase, Series DD, 5.75% (4)	2,550,000	63,826
State Street, Series E, 6.00% (4)	148,987	3,749
U.S. Bancorp, Series F, VR, 6.50% (3)(4)(5)	465,800	12,334
U.S. Bancorp, Series K, 5.50% (3)(4)	1,200,000	29,628
		109,537
Financial Services 0.1%		
Charles Schwab, Series C, 6.00% (4)	1,050,000	26,660
Charles Schwab, Series D, 5.95% (4)	95,800	2,395
		29,055
Total Financials		138,592
UTILITIES 1.3%		
ELECTRIC UTILITIES 1.1%		
Alabama Power, Series A, 5.00% (3)(4)	780,000	18,517
CMS Energy, 5.875%, 10/15/78 (3)	3,800,000	91,428
DTE Energy, Series E, 5.25%, 12/1/77 (3)	2,560,000	56,960
Duke Energy, 5.625%, 9/15/78 (3)	2,520,000	59,976
SCE Trust II, 5.10% (4)	106,560	2,054
SCE Trust III, Series H, VR, 5.75% (3)(4)(5)	1,160,047	26,844
SCE Trust IV, Series J, VR, 5.37% (3)(4)(5)	2,674,300	54,288
SCE Trust V, Series K, VR, 5.45% (3)(4)(5)	625,000	13,050
SCE Trust VI, 5.00% (4)	625,000	11,369
Total Electric Utilities		334,486
GAS & GAS TRANSMISSION 0.2%		
Nisource, VR, 6.50% (3)(4)(5)	2,550,000	63,852
Total Gas & Gas Transmission		63,852
Total Utilities		398,338
Total Preferred Stocks (Cost $572,545)		**536,930**

CONVERTIBLE PREFERRED STOCKS 2.7%

FINANCIALS 1.3%		
Banks 1.3%		
Wells Fargo, Series L, 7.50% (4)	306,209	386,462
Total Financials		386,462
HEALTH CARE 1.0%		
Health Care Equipment & Supplies 1.0%		
Becton Dickinson & Company, Series A, 6.125%, 5/1/20	4,988,872	286,966
Total Health Care		286,966
INDUSTRIALS & BUSINESS SERVICES 0.3%		
Machinery 0.3%		
Fortive, Series A, 5.00%, 7/1/21	83,691	75,980
Total Industrials & Business Services		75,980
UTILITIES 0.1%		
Electric Utilities 0.1%		
NextEra Energy, 6.123%, 9/1/19	555,004	31,899
Total Utilities		31,899
Total Convertible Preferred Stocks (Cost $752,062)		**781,307**

CORPORATE BONDS 21.0%

3M, 3.00%, 9/14/21	19,115,000	19,268
Amazon.com, 2.60%, 12/5/19	30,730,000	30,649
American Electric Power, 3.65%, 12/1/21	6,150,000	6,185
American Electric Power, 4.30%, 12/1/28	22,260,000	22,827
American Tower, 3.30%, 2/15/21	25,595,000	25,404
Amphenol, 2.20%, 4/1/20	19,330,000	19,049
Amphenol, 3.20%, 4/1/24	9,670,000	9,224
Anheuser-Busch InBev Finance, 2.65%, 2/1/21	6,017,000	5,915
Anheuser-Busch InBev Finance, 3.30%, 2/1/23	16,050,000	15,609
Anheuser-Busch InBev Finance, FRN, 3M USD LIBOR + 1.26%, 3.819%, 2/1/21	27,110,000	27,246

Apple, 1.50%, 9/12/19	82,755,000	82,072
Aramark Services, 5.00%, 4/1/25 (6)	46,410,000	45,250
Aramark Services, 5.00%, 2/1/28 (6)	17,425,000	16,205
AutoZone, 1.625%, 4/21/19	3,250,000	3,239
AutoZone, 2.50%, 4/15/21	13,695,000	13,370
B&G Foods, 4.625%, 6/1/21	20,665,000	20,278
Bank of New York Mellon, VR, 4.625%, (4)(5)	26,250,000	23,494
Bank of New York Mellon, VR, 4.95%, (4)(5)	43,465,000	42,487
Becton Dickinson & Company, 2.675%, 12/15/19	14,168,000	14,032
Becton Dickinson & Company, 3.363%, 6/6/24	43,305,000	41,445
Becton Dickinson & Company, FRN, 3M USD LIBOR + 1.03%, 3.769%, 6/6/22	27,790,000	27,305
Berkshire Hathaway Energy, 2.40%, 2/1/20	19,570,000	19,436
Camden Property Trust, 4.10%, 10/15/28	4,015,000	4,065
Caterpillar Financial Services, 2.25%, 12/1/19	9,845,000	9,789
CCO Holdings, 5.00%, 2/1/28 (6)	197,338,000	181,551
CCO Holdings, 5.125%, 5/1/27 (6)	133,065,000	123,750
CCO Holdings, 5.25%, 3/15/21	15,000,000	14,981
CCO Holdings, 5.25%, 9/30/22	54,948,000	54,673
CCO Holdings, 5.75%, 9/1/23	27,375,000	27,238
CCO Holdings, 5.75%, 1/15/24	32,375,000	32,132
Cedar Fair, 5.375%, 6/1/24	30,970,000	30,273
Cedar Fair, 5.375%, 4/15/27	44,339,000	41,900
Charter Communications Operating, 3.579%, 7/23/20	17,785,000	17,782
Comcast, 3.30%, 10/1/20	54,035,000	54,133
Comcast, 3.45%, 10/1/21	24,505,000	24,722
Comcast, FRN, 3M USD LIBOR + 0.33%, 2.738%, 10/1/20	26,550,000	26,440
Comcast, FRN, 3M USD LIBOR + 0.44%, 2.848%, 10/1/21	20,950,000	20,758
Conagra Brands, 3.80%, 10/22/21	29,350,000	29,288
Conagra Brands, FRN, 3M USD LIBOR + 0.75%, 3.219%, 10/22/20	13,375,000	13,406

Continental Airlines PTT, Series 2009-2, Class A, 7.25%, 11/10/19	3,135,788	3,230
Continental Airlines PTT, Series 2012-1, Class A, 4.15%, 4/11/24	10,702,434	10,670
Continental Airlines PTT, Series 2012-1, Class B, 6.25%, 4/11/20	1,287,850	1,310
Crown Castle International, 4.875%, 4/15/22	57,537,000	59,215
Crown Castle International, 5.25%, 1/15/23	105,887,000	110,059
Delta Air Lines PTT, Series 2009-1, Class A, 7.75%, 12/17/19	1,421,191	1,472
Delta Air Lines PTT, Series 2011-1, Class A, 5.30%, 4/15/19	1,744,268	1,754
Dollar Tree, FRN, 3M USD LIBOR + 0.70%, 3.149%, 4/17/20	9,695,000	9,643
Dominion Energy, STEP, 2.962%, 7/1/19	3,865,000	3,858
DTE Energy, 3.70%, 8/1/23 (3)	15,895,000	15,771
DTE Energy, 3.80%, 3/15/27 (3)	64,475,000	63,066
Ecolab, 2.00%, 1/14/19	16,560,000	16,557
Edison International, 2.125%, 4/15/20	32,225,000	31,366
Elanco Animal Health, 3.912%, 8/27/21 (6)	27,209,000	27,353
Elanco Animal Health, 4.272%, 8/28/23 (6)	12,970,000	12,993
Elanco Animal Health, 4.90%, 8/28/28 (6)	31,350,000	31,767
Enterprise Products Operating, 3.50%, 2/1/22	26,505,000	26,582
EQT, 8.125%, 6/1/19	11,778,000	11,966
Eversource Energy, 2.75%, 3/15/22	19,200,000	18,785
Eversource Energy, 2.90%, 10/1/24	12,800,000	12,264
Eversource Energy, 3.30%, 1/15/28	31,693,000	30,524
Eversource Energy, 3.80%, 12/1/23	9,835,000	9,941
Eversource Energy, 4.25%, 4/1/29	15,905,000	16,029
Fiserv, 2.70%, 6/1/20	38,295,000	37,991
Fiserv, 3.80%, 10/1/23	19,120,000	19,104
Fiserv, 4.20%, 10/1/28	19,120,000	19,064
Fortive, 1.80%, 6/15/19	308,000	307
Fresenius Medical Care US Finance, 5.75%, 2/15/21 (6)	8,475,000	8,738
HCA, 4.25%, 10/15/19	28,260,000	28,083

HCA, 6.50%, 2/15/20	140,679,000	144,196
Hilton Domestic Operating, 4.25%, 9/1/24	18,765,000	17,733
Hologic, 4.375%, 10/15/25 (6)	34,325,000	31,922
Home Depot, 3.25%, 3/1/22	15,915,000	16,035
Home Depot, FRN, 3M USD LIBOR + 0.31%, 3.049%, 3/1/22	19,335,000	19,152
KFC Holding, 4.75%, 6/1/27 (6)	135,145,000	125,685
KFC Holding, 5.00%, 6/1/24 (6)	27,500,000	26,537
KFC Holding, 5.25%, 6/1/26 (6)	36,774,000	35,579
Kreditanstalt fuer Wiederaufbau, 2.875%, 4/3/28	695,760,000	699,066
Kroger, 2.00%, 1/15/19	9,645,000	9,642
Lennox International, 3.00%, 11/15/23	6,420,000	5,980
Level 3 Financing, 5.375%, 8/15/22	26,200,000	25,676
Level 3 Financing, 5.625%, 2/1/23	22,225,000	21,892
Marsh & McLennan, 2.35%, 3/6/20	8,660,000	8,557
Marsh & McLennan, 2.75%, 1/30/22	13,100,000	12,661
Marsh & McLennan, 3.30%, 3/14/23	4,820,000	4,740
Medtronic, 2.50%, 3/15/20	21,065,000	20,956
Medtronic Global Holdings, 1.70%, 3/28/19	32,225,000	32,159
Mirant, EC 0.00%, 7/15/12 (2)(6)(7)	16,000,000	–
Moody's, 4.25%, 2/1/29	54,105,000	55,128
Nestle Holdings, 3.10%, 9/24/21 (6)	111,585,000	112,143
Netflix, 4.375%, 11/15/26	134,150,000	122,076
Netflix, 4.875%, 4/15/28	253,705,000	230,872
Netflix, 5.875%, 2/15/25	56,540,000	56,964
Netflix, 5.875%, 11/15/28 (6)	245,295,000	237,936
Netflix, 6.375%, 5/15/29 (6)	146,335,000	145,969
NGL Energy Partners, 5.125%, 7/15/19	7,410,000	7,382
NiSource, 3.49%, 5/15/27 (3)	71,255,000	68,269
NiSource, 4.375%, 5/15/47 (3)	38,845,000	36,294
NiSource, VR, 5.65%, (3)(4)(5)(6)	44,495,000	41,047
Northrop Grumman, 2.55%, 10/15/22	44,875,000	43,472

NSTAR Electric, 3.20%, 5/15/27	25,715,000	24,858
NuStar Logistics, 4.80%, 9/1/20	12,700,000	12,446
Philip Morris International, 2.00%, 2/21/20	25,740,000	25,427
Philip Morris International, 2.625%, 2/18/22	32,240,000	31,218
Philip Morris International, FRN, 3M USD LIBOR + 0.42%, 3.066%, 2/21/20	17,230,000	17,211
PNC Financial Services Group, VR, 5.00%, (4)(5)	55,065,000	50,660
Reckitt Benckiser Treasury Services, FRN, 3M USD LIBOR + 0.56%, 3.384%, 6/24/22 (6)	31,345,000	31,036
Refinitiv US Holdings, 6.25%, 5/15/26 (6)	43,645,000	41,845
Refinitiv US Holdings, 8.25%, 11/15/26 (6)	57,030,000	52,111
Reynolds Group Issuer, 5.125%, 7/15/23 (6)	31,300,000	29,422
Reynolds Group Issuer, 5.75%, 10/15/20	123,241,428	122,933
Reynolds Group Issuer, FRN, 3M USD LIBOR + 3.50%, 5.936%, 7/15/21 (6)	38,325,000	38,181
Reynolds Group Issuer, STEP, 6.875%, 2/15/21	21,161,300	21,188
Roper Technologies, 3.65%, 9/15/23	31,830,000	31,682
Roper Technologies, 4.20%, 9/15/28	28,400,000	28,273
SBA Communications, 4.875%, 7/15/22	83,038,000	81,481
Sensata Technologies, 5.00%, 10/1/25 (6)	23,800,000	22,521
Sensata Technologies, 5.625%, 11/1/24 (6)	6,670,000	6,612
Sensata Technologies UK Financing, 6.25%, 2/15/26 (6)	5,012,000	5,037
Shell International Finance, FRN, 3M USD LIBOR + 0.45%, 3.068%, 5/11/20	49,720,000	49,723
Sirius XM Radio, 6.00%, 7/15/24 (6)	22,585,000	22,641
Six Flags Entertainment, 4.875%, 7/31/24 (6)	13,840,000	13,044
Six Flags Entertainment, 5.50%, 4/15/27 (6)	5,025,000	4,736
Solera, 10.50%, 3/1/24 (6)	138,457,000	147,457
Southern, 1.85%, 7/1/19	14,870,000	14,767
Spectrum Brands, 6.125%, 12/15/24	9,625,000	9,264
Spectrum Brands, 6.625%, 11/15/22	19,870,000	20,243
State Street, VR, 5.25%, (4)(5)	33,460,000	33,042
State Street, VR, 5.625%, (4)(5)	70,125,000	66,969

Teleflex, 4.625%, 11/15/27	27,690,000	25,475
Teleflex, 4.875%, 6/1/26	23,840,000	22,648
Trinity Acquisition, 4.40%, 3/15/26	19,610,000	19,506
U.S. Airways PTT, Series 2010-1, Class A, 6.25%, 4/22/23	8,351,941	8,852
U.S. Airways PTT, Series 2012-2, Class A, 4.625%, 6/3/25	1,251,183	1,270
U.S. Airways PTT, Series 2012-2, Class B, 6.75%, 6/3/21	2,120,563	2,201
U.S. Airways PTT, Series 2013-1, Class A, 3.95%, 11/15/25	7,876,687	7,835
U.S. Airways PTT, Series 2013-1, Class B, 5.375%, 11/15/21	2,528,352	2,555
U.S. Bancorp, VR, 5.30%, (3)(4)(5)	22,505,000	21,155
Unilever Capital, 3.00%, 3/7/22	17,770,000	17,674
Unitymedia, 6.125%, 1/15/25 (6)	61,893,000	61,970
Verizon Communications, 3.125%, 3/16/22	32,200,000	31,973
Verizon Communications, FRN, 3M USD LIBOR + 1.00%, 3.788%, 3/16/22	32,200,000	32,237
Virginia Electric & Power, 3.15%, 1/15/26	10,335,000	9,970
Virginia Electric & Power, 3.50%, 3/15/27	22,545,000	22,047
Waste Connections, 4.25%, 12/1/28	12,720,000	13,002
Welbilt, 9.50%, 2/15/24	23,776,000	25,500
Wisconsin Public Service, 3.35%, 11/21/21	15,900,000	15,961
Xcel Energy, 4.00%, 6/15/28	25,360,000	25,527
Xylem, 3.25%, 11/1/26	5,110,000	4,810
Xylem, 4.875%, 10/1/21	3,095,000	3,189
Yum! Brands, 3.75%, 11/1/21	98,140,000	95,441
Yum! Brands, 3.875%, 11/1/20	57,015,000	56,088
Yum! Brands, 3.875%, 11/1/23	32,680,000	30,760
Yum! Brands, 5.30%, 9/15/19	14,025,000	14,095
Yum! Brands, 5.35%, 11/1/43	47,261,000	39,227
Yum! Brands, 6.875%, 11/15/37	27,015,000	26,205
Zayo Group, 5.75%, 1/15/27 (6)	109,199,000	97,187
Total Corporate Bonds (Cost $6,231,508)		6,082,440

BANK LOANS 2.7% (8)		
BCP Raptor, FRN 3M USD LIBOR + 4.25%, 6.869%, 6/24/24	44,237,045	41,196
CCC Information Services, FRN 3M USD LIBOR + 3.00%, 5.53%, 4/29/24	31,463,820	29,812
Change Healthcare Holdings, FRN 3M USD LIBOR + 2.75%, 5.272%, 3/1/24	64,588,563	61,117
Crown Subsea Communications Holding, FRN 3M USD LIBOR + 6.00%, 8.349%, 11/2/25	7,070,000	6,778
Formula One Management, FRN 3M USD LIBOR + 2.50%, 5.022%, 2/1/24	31,722,167	29,924
HB Fuller, FRN 3M USD LIBOR + 2.00%, 4.47%, 10/20/24	16,764,645	15,734
HUB International, FRN 3M USD LIBOR + 3.00%, 5.24%, 4/25/25	228,486,825	215,278
Institutional Shareholder Services, FRN 3M USD LIBOR + 3.75%, 6.55%, 10/16/24	6,154,145	5,985
Kronos, FRN 3M USD LIBOR + 3.00%, 5.541%, 11/1/23	69,830,180	66,222
NVA Holdings, FRN 3M USD LIBOR + 2.75%, 5.272%, 2/2/25	24,689,223	23,208
Prestige Brands, FRN 3M USD LIBOR + 2.00%, 4.522%, 1/26/24	1,918,020	1,842
Refinitiv US Holdings, FRN 3M USD LIBOR + 3.75%, 6.272%, 10/1/25	108,920,000	103,474
Trans Union, FRN 3M USD LIBOR + 1.75%, 4.272%, 8/9/22	62,427,329	60,008
Trans Union, FRN 3M USD LIBOR + 2.00%, 4.522%, 6/19/25	44,173,025	42,517
Worldpay, FRN 3M USD LIBOR + 1.75%, 3.94%, 1/16/23	18,518,500	18,157
Zayo Group, FRN 3M USD LIBOR + 2.00%, 4.345%, 1/19/21	19,151,269	18,613
Zayo Group, FRN 3M USD LIBOR + 2.25%, 4.772%, 1/19/24	31,725,000	30,309
Total Bank Loans (Cost $809,516)		770,174

ASSET-BACKED SECURITIES 0.3%		
Domino's Pizza Master Issuer Series 2017-1A, Class A23 4.118%, 7/25/47 (6)	40,166,563	39,354
Domino's Pizza Master Issuer Series 2018-1A, Class A2I 4.116%, 7/25/48 (6)	35,178,225	34,706
Wendy's Funding Series 2018-1A, Class A2I 3.573%, 3/15/48 (6)	24,719,310	23,689
Total Asset-Backed Securities (Cost $99,076)		**97,749**
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 2.2%		
U.S. Treasury Obligations 2.2%		
U.S. Treasury Notes, 2.25%, 11/15/27	671,025,000	648,378
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $655,916)		**648,378**
BOND MUTUAL FUNDS 0.3%		
T. Rowe Price Institutional Floating Rate Fund, 5.47% (3)(9)	8,204,441	78,517
Total Bond Mutual Funds (Cost $79,249)		**78,517**
SHORT-TERM INVESTMENTS 1.9%		
Money Market Funds 1.9%		
T. Rowe Price Government Reserve Fund, 2.45% (3)(10)	543,200,126	543,200
Total Short-Term Investments (Cost $543,200)		**543,200**
Total Investments in Securities 99.9% of Net Assets (Cost $25,397,059)		**$ 28,977,098**

‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) All or a portion of this security is pledged to cover or as collateral for written call options at December 31, 2018.

(2) Non-income producing

(Amounts in 000s, except for contracts)

OPTIONS WRITTEN (0.4)%

OTC Options Written (0.4)%

Counterparty	Description	Contracts	Notional Amount	Value
Citigroup	Abbott Laboratories, Call, 1/18/19 @ $65.00	11,852	(85,726)	$(8,830)
Citigroup	Abbott Laboratories, Call, 1/18/19 @ $67.50	9,615	(69,545)	(4,904)
Deutsche Bank	Abbott Laboratories, Call, 1/18/19 @ $67.50	4,776	(34,545)	(2,436)
Citigroup	Alphabet, Class A, Call, 1/18/19 @ $1,200.00	840	(87,777)	(46)
Credit Suisse	Alphabet, Class A, Call, 1/18/19 @ $1,200.00	280	(29,259)	(15)
Citigroup	Alphabet, Class A, Call, 1/18/19 @ $1,260.00	137	(14,316)	(3)
Citigroup	Alphabet, Class C, Call, 1/18/19 @ $1,200.00	567	(58,719)	(28)
Credit Suisse	Alphabet, Class C, Call, 1/18/19 @ $1,200.00	566	(58,616)	(28)
Citigroup	Alphabet, Class C, Call, 1/18/19 @ $1,260.00	482	(49,916)	(18)
Citigroup	Alphabet, Class C, Call, 1/17/20 @ $1,300.00	423	(43,806)	(1,650)
Citigroup	Alphabet, Class C, Call, 1/17/20 @ $1,340.00	369	(38,214)	(1,144)
Citigroup	Alphabet, Class C, Call, 1/17/20 @ $1,400.00	369	(38,214)	(804)
Citigroup	Alphabet, Class C, Call, 1/17/20 @ $1,500.00	368	(38,110)	(425)
Citigroup	Amazon.com, Call, 1/18/19 @ $2,000.00	414	(62,182)	(10)
Citigroup	Amazon.com, Call, 1/17/20 @ $2,300.00	432	(64,885)	(1,404)
Credit Suisse	Amazon.com, Call, 1/17/20 @ $2,500.00	188	(28,237)	(378)
Credit Suisse	Amazon.com, Call, 1/17/20 @ $2,600.00	188	(28,237)	(290)

Credit Suisse	Amazon.com, Call, 1/17/20 @ $2,700.00	188	(28,237)	(228)
Citigroup	American Electric Power, Call, 1/17/20 @ $82.50	2,812	(21,017)	(626)
Citigroup	American Electric Power, Call, 1/17/20 @ $85.00	2,812	(21,017)	(457)
Credit Suisse	American Tower, Call, 1/18/19 @ $155.00	2,441	(38,614)	(1,318)
JPMorgan Chase	American Tower, Call, 1/18/19 @ $155.00	2,649	(41,905)	(1,430)
JPMorgan Chase	American Tower, Call, 1/18/19 @ $160.00	2,483	(39,279)	(621)
JPMorgan Chase	American Tower, Call, 1/18/19 @ $165.00	2,484	(39,294)	(217)
Credit Suisse	American Tower, Call, 1/17/20 @ $170.00	2,223	(35,166)	(2,112)
Credit Suisse	American Tower, Call, 1/17/20 @ $175.00	2,223	(35,166)	(1,723)
Citigroup	Anthem, Call, 1/18/19 @ $260.00	1,442	(37,871)	(1,168)
Citigroup	Anthem, Call, 1/18/19 @ $270.00	3,354	(88,086)	(1,132)
Citigroup	Anthem, Call, 1/17/20 @ $300.00	1,094	(28,732)	(1,321)
Citigroup	Anthem, Call, 1/17/20 @ $310.00	1,094	(28,732)	(987)
Credit Suisse	Apple, Call, 1/18/19 @ $200.00	6,899	(108,825)	(10)
Citigroup	Booking Holdings, Call, 1/18/19 @ $1,900.00	172	(29,626)	(63)
Citigroup	Booking Holdings, Call, 1/18/19 @ $2,000.00	172	(29,626)	(19)
Citigroup	Booking Holdings, Call, 1/18/19 @ $2,300.00	311	(53,567)	(1)
Citigroup	Booking Holdings, Call, 1/17/20 @ $2,100.00	128	(22,047)	(1,142)
Citigroup	Booking Holdings, Call, 1/17/20 @ $2,125.00	128	(22,047)	(1,085)
Citigroup	Booking Holdings, Call, 1/17/20 @ $2,200.00	128	(22,047)	(833)

Goldman Sachs	Duke Energy, Call, 1/17/20 @ $85.00	7,359	(63,508)	(4,747)
Goldman Sachs	Duke Energy, Call, 1/17/20 @ $90.00	7,359	(63,508)	(3,091)
Bank of America	Duke Energy, Call, 1/17/20 @ $100.00	3,940	(34,002)	(561)
Citigroup	Enterprise Products Partners, Call, 1/18/19 @ $30.00	26,224	(64,485)	(66)
Citigroup	Facebook, Class A, Call, 1/18/19 @ $180.00	4,690	(64,481)	(2)
Citigroup	Facebook, Class A, Call, 1/18/19 @ $200.00	1,592	(20,870)	(1)
Citigroup	Intercontinental Exchange, Call, 1/18/19 @ $80.00	10,028	(75,541)	(125)
JPMorgan Chase	Intuit, Call, 1/18/19 @ $190.00	4,222	(83,110)	(4,285)
Goldman Sachs	Intuit, Call, 1/17/20 @ $260.00	342	(6,732)	(161)
Goldman Sachs	Intuit, Call, 1/17/20 @ $270.00	343	(6,752)	(118)
Goldman Sachs	Mastercard, Class A, Call, 1/18/19 @ $180.00	2,767	(52,199)	(3,210)
Goldman Sachs	Mastercard, Class A, Call, 1/18/19 @ $185.00	2,766	(52,181)	(2,206)
Citigroup	McDonald's, Call, 1/17/20 @ $195.00	2,019	(35,851)	(1,494)
Credit Suisse	McDonald's, Call, 1/17/20 @ $195.00	851	(15,111)	(630)
Citigroup	McDonald's, Call, 1/17/20 @ $200.00	2,019	(35,851)	(1,211)
Credit Suisse	McDonald's, Call, 1/17/20 @ $200.00	851	(15,111)	(511)
JPMorgan Chase	Microsoft, Call, 1/18/19 @ $100.00	8,176	(83,044)	(3,454)
JPMorgan Chase	Microsoft, Call, 1/18/19 @ $105.00	3,140	(31,893)	(531)
Royal Bank of Canada	Microsoft, Call, 1/18/19 @ $105.00	3,913	(39,744)	(661)
Deutsche Bank	Microsoft, Call, 1/18/19 @ $110.00	14,995	(152,304)	(705)

JPMorgan Chase	Microsoft, Call, 1/18/19 @ $110.00	3,140	(31,893)	(148)
Royal Bank of Canada	Microsoft, Call, 1/18/19 @ $110.00	3,913	(39,744)	(184)
Citigroup	Microsoft, Call, 1/17/20 @ $125.00	3,222	(32,726)	(1,313)
Citigroup	Microsoft, Call, 1/17/20 @ $130.00	3,222	(32,726)	(1,002)
Citigroup	Microsoft, Call, 1/17/20 @ $135.00	3,222	(32,726)	(760)
Credit Suisse	NextEra Energy, Call, 1/17/20 @ $200.00	8,166	(141,941)	(2,981)
Citigroup	PNC Financial Services Group, Call, 1/18/19 @ $130.00	9,971	(116,571)	(85)
Credit Suisse	PNC Financial Services Group, Call, 1/18/19 @ $165.00	6,369	(74,460)	(159)
Citigroup	PNC Financial Services Group, Call, 1/18/19 @ $180.00	637	(7,447)	(9)
Goldman Sachs	Texas Instruments, Call, 1/18/19 @ $125.00	4,769	(45,067)	(10)
Goldman Sachs	Texas Instruments, Call, 1/18/19 @ $130.00	4,770	(45,077)	(10)
Goldman Sachs	Texas Instruments, Call, 1/17/20 @ $130.00	637	(6,020)	(88)
Bank of America	Thermo Fisher Scientific, Call, 1/18/19 @ $230.00	2,476	(55,410)	(699)
Bank of America	Thermo Fisher Scientific, Call, 1/18/19 @ $240.00	2,476	(55,410)	(149)
Goldman Sachs	UnitedHealth Group, Call, 1/18/19 @ $260.00	1,716	(42,749)	(505)
Goldman Sachs	UnitedHealth Group, Call, 1/18/19 @ $270.00	6,921	(172,416)	(730)
Citigroup	UnitedHealth Group, Call, 1/17/20 @ $290.00	1,426	(35,525)	(1,583)
Goldman Sachs	UnitedHealth Group, Call, 1/17/20 @ $290.00	732	(18,236)	(813)
Citigroup	UnitedHealth Group, Call, 1/17/20 @ $300.00	2,160	(53,810)	(1,863)
Citigroup	Visa, Class A, Call, 1/18/19 @ $105.00	1,494	(19,712)	(3,933)

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2018. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
Alabama Power	$ –	$ (2,215)	$ 975
Aramark	(23,628)	(68,210)	4,444
CMS Energy	–	(3,572)	1,690
DTE Energy, Common Stock	36,066	13,362	13,072
DTE Energy, 3.70%, Corporate Bond		(101)	236
DTE Energy, 3.80%, Corporate Bond	–	(3,406)	2,468
DTE Energy, Preferred Stock	–	(8,832)	3,491
Duke Energy, Common Stock	–	9,605	1,394
Duke Energy, Preferred Stock	–	(3,024)	866
Keurig Dr Pepper, Common Stock	(119,569)	(15,260)	308,691
Nisource, Common Stock	(6)	28,969	10,452
Nisource, 3.49%, Corporate Bond	–	(3,090)	1,770
Nisource, 4.375%, Corporate Bond	–	(5,797)	1,214
Nisource, 5.65%, Corporate Bond	–	(3,321)	1,160
Nisource, Preferred Stock	–	102	–
PerkinElmer	–	59,530	2,853
SCE Trust II		(522)	136
SCE Trust III	–	(4,535)	1,667
SCE Trust IV	–	(14,709)	3,594
SCE Trust V	–	(3,469)	852
SCE Trust VI	–	(3,643)	781
U.S. Bancorp, 5.30%, Corporate Bond	–	(3,150)	855

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Capital Appreciation Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has three classes of shares: the Capital Appreciation Fund (Investor Class), the Capital Appreciation Fund–Advisor Class (Advisor Class), and the Capital Appreciation Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment, although the minimum is generally waived for certain client accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain ratios in the accompanying Financial Highlights have been included to conform to the current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2018.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2018. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2018, totaled $0 for the year ended December 31, 2018.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2018, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2018, the fund held equity derivatives with a fair value of $110,052,000 included in Options Written, on the accompanying Statement of Assets and Liabilities.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2018, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of December 31, 2018, securities valued at $3,768,980,000 had been pledged by the fund to counterparties for bilateral derivatives. As of December 31, 2018, no collateral was pledged by counterparties to the fund for bilateral derivatives.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and, for Options written, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2018, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 8% and 15% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt At December 31, 2018, approximately 14% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2018, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $21,760,805,000 and $18,617,816,000, respectively, for the year ended December 31, 2018.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended December 31, 2018, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2018 and December 31, 2017, were characterized for tax purposes as follows:

At December 31, 2018, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.30% of the fund’s average daily net assets. Through April 30, 2019, Price Associates agreed to reduce the fund’s individual fee to 0.27% for the portion of average daily net assets equal to or in excess of $27.5 billion. This contractual arrangement will renew automatically for one-year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. Further, the fund has no obligation to repay fees reduced under this arrangement. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the I Class limit in place at the time such amounts were paid; and (2) the current I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2018, expenses incurred pursuant to these service agreements were $79,000 for Price Associates; $5,764,000 for T. Rowe Price Services, Inc.; and $1,161,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended December 31, 2018, are as follows:

Total management fee waived was allocated ratably in the amounts of $376,000 for the Investor Class, $14,000 for the Advisor Class and $47,000 for I Class, respectively, for the year ended December 31, 2018.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2018, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Capital Appreciation Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Capital Appreciation Fund, Inc. (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2019

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/18

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$31,791,000 from short-term capital gains

■	$1,430,063,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $620,206,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $599,033,000 of the fund’s income qualifies for the dividends received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, the fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, the fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-PORT and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore(b) (1959) 2018 [189]	President, Radian Guaranty (2008 to 2017); Member, Bazemore Consulting LLC (2018 to present); Member, Chimera Investment Corporation (2017 to present); Member, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels(b) (1959) 2018 [189]	President, The Johns Hopkins University(c) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Member of National Academy of Education (2010 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member of the National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2017); Vice President (2015 to 2016), American Economic Association

John G. Schreiber (1946) 2001 [189]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to present)

Mark R. Tercek (1957) 2009 [189]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of December 31, 2017, except for the information provided for Ms. Bazemore and Mr. Daniels, which is current as of January 1, 2018.
(b)Effective January 1, 2018, Ms. Bazemore and Mr. Daniels were elected as independent directors of the Price Funds.

(c)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard** (1956) 2006 [0]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds (2006 to July 2018)

David Oestreicher (1967) 2018 [189]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong, and T. Rowe Price International; Vice President, T. Rowe Price Japan and T. Rowe Price Singapore; Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [135]	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective at the conclusion of a meeting of the Boards of the Price Funds held on July 25, 2018, Mr. Bernard resigned from his role as a director and chairman of the Boards of all the Price Funds.

OFFICERS

Name (Year of Birth) Position Held With Capital Appreciation Fund	Principal Occupation(s)

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Jon M. Friar (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vidya Kadiyam (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Paul M. Massaro, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Sudhir Nanda, Ph.D., CFA (1959) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Adam Poussard (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987) Assistant Secretary	Employee, T. Rowe Price

Jeffrey Rottinghaus, CPA (1970) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Farris G. Shuggi (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JP Morgan Chase (to 2017)

Tamara P. Wiggs (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John M. Williams (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,544,000 and $2,169,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 15, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2019